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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 22, 1998


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 1998, PROVIDING FOR THE ISSUANCE OF
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1998-NC7)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-62737                13-3439681
           --------                  ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         Seven World Trade Center
         New York, New York                                     10048
         ------------------                                     -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 783-5659



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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pools

                  On December 22, 1998, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-NC7 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 1998 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), New Century Mortgage Corporation ("New Century") as master servicer (in such capacity, the "Master Servicer") and servicer, Option One Mortgage Corporation as servicer, Firstar Bank Milwaukee, N.A. as trustee (the "Trustee") and U.S. Bank National Association as trust administrator (the "Trust Administrator"). The Certificates consist of twelve classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class A- 5 Certificates", "Class A-6 Certificates", "Class A-7 Certificates", (collectively, the "Class A Certificates"), the "Class CE Certificates", the "Class P Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $703,557,763 as of December 1, 1998 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated December 18, 1998 (the "New Century Purchase Agreement") among New Century, Salomon Brothers Realty Corp. ("SBRC") and the Depositor and (ii) the Mortgage Loan Purchase Agreement, dated December 18, 1998 (the "Option One Purchase Agreement") among Option One Mortgage Corporation ("Option One"), SBRC and the Depositor. The Class A Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated December 18, 1998 between the Depositor and the Underwriter.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:

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                         Initial Certificate
Class                      Principal Balance            Pass-through Rate
-----                      -----------------            -----------------
 A-1                        $152,447,000.00                 Variable
 A-2                        $115,356,000.00                 Variable
 A-3                         $97,463,000.00                 Variable
 A-4                        $122,426,000.00                 Variable
 A-5                         $58,112,000.00                 Variable
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                                       -3-

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                         Initial Certificate
Class                      Principal Balance            Pass-through Rate
-----                      -----------------            -----------------
 A-6                         $72,275,000.00                 Variable
 A-7                         $70,000,000.00                 Variable
 CE                          $15,478,662.96                 Variable
  P                                 $100.00                 Variable
 R-I                      100% Percentage Interest          Variable
 R-II                     100% Percentage Interest          Variable
 R-III                    100% Percentage Interest          Variable
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                  The Certificates, other than the Class CE Certificates, Class
P Certificates, the Class R-1 Certificates, the Class R-II Certificates and the R-III Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 13, 1998, and the Prospectus Supplement, dated December 18, 1998, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates, the Class R-I Certificates, Class R-II Certificates and Class R-III have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                       -4-


Item 7.  Financial Statements and Exhibits
         ---------------------------------

                (a)      Not applicable

                (b)      Not applicable

                (c)      Exhibits



      Exhibit No.                                        Description
      -----------                                        -----------

        4.1 Pooling and Servicing Agreement, dated as of December 1, 1998, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer and Servicer, Option One Mortgage Corporation as servicer, Firstar Bank Milwaukee, N.A. as Trustee and U.S. Bank
                                            National Association as Trust
                                            Administrator, relating to the
                                            Series 1998-NC7 Certificates.





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                                       -5-


                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 22, 1998

                                            SALOMON BROTHERS MORTGAGE
                                            SECURITIES VII, INC.


                                            By:  /s/ Vincent J. Varca
                                            Name:    Vincent J. Varca
                                            Title:   Assistant Vice President





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                                Index To Exhibits
                                -----------------



                                                                   Sequentially
Exhibit No.                     Description                        Numbered Page
-----------                     -----------                        -------------

    4.1         Pooling and Servicing Agreement, dated as of             7
                December 1, 1998, by and among Salomon
                Brothers Mortgage Securities VII, Inc. as
                Depositor, New Century Mortgage Corporation as Master Servicer and servicer, Option One
                Mortgage Corporation as servicer, Firstar Bank
                Milwaukee, N.A. as Trustee and U.S. Bank
                National Association as Trust Administrator, relating to the Series 1998-NC7 Certificates.